Exhibit 21

SUBSIDIARIES OF AMERICAN TOWER CORPORATION

Subsidiary	Jurisdiction of Incorporation or Organization

10 Presidential Way Associates, LLC	Delaware
ACC Tower Sub, LLC	Delaware
Adquisiciones y Proyectos Inalámbricos, S. de R. L. de C.V.	Mexico
Alternative Networking LLC	Florida
American Tower Asset Sub II, LLC	Delaware
American Tower Asset Sub, LLC	Delaware
American Tower Corporation de Mexico, S. de R.L. de C.V.	Mexico
American Tower Delaware Corporation	Delaware
American Tower Depositor Sub, LLC	Delaware
American Tower do Brasil - Cessão de Infraestruturas Ltda.	Brazil
American Tower Guarantor Sub, LLC	Delaware
American Tower Holding Sub, LLC	Delaware
American Tower Holding Sub II, LLC	Delaware
American Tower International Holding I LLC	Delaware
American Tower International Holding II LLC	Delaware
American Tower International, Inc.	Delaware
American Tower Investments LLC	California
American Tower LLC	Delaware
American Tower Management, LLC	Delaware
American Tower Mauritius	Republic of Mauritius
American Tower, L.P.	Delaware
American Tower Tanzania Operations Limited	Tanzania
American Towers LLC	Delaware
AT Netherlands C.V.	Netherlands
AT Netherlands Coöperatief U.A.	Netherlands
AT Sao Paulo C.V.	Netherlands
AT Sher Netherlands Coöperatief U.A.	Netherlands
AT South America C.V.	Netherlands
AT Tanzania C.V.	Netherlands
ATC Antennas Holding LLC	Delaware
ATC Antennas LLC	Delaware
ATC Argentina Coöperatief U.A.	Netherlands
ATC Argentina C.V.	Netherlands
ATC Argentina Holding LLC	Delaware
ATC Asia Holding Company, LLC	Delaware
ATC Asia Pacific Pte. Ltd.	Singapore
ATC Atlantic C.V. (1)	Netherlands
ATC Backhaul LLC	Delaware
ATC Brazil Holding LLC	Delaware
ATC Brazil I LLC	Delaware
ATC Brazil II LLC	Delaware

ATC Chile Holding LLC	Delaware
ATC Colombia B.V.	Netherlands
ATC Colombia Holding I LLC	Delaware
ATC Colombia Holding LLC	Delaware
ATC Colombia I LLC	Delaware
ATC Europe B.V. (1)	Netherlands
ATC Europe LLC (2)	Delaware
ATC European Holdings, Inc.	Delaware
ATC France Coöperatief U.A.	Netherlands
ATC France Holding I LLC	Delaware
ATC France Holding II LLC	Delaware
ATC France Holding S.A.S.	France
ATC Germany Holdings GmbH	Germany
ATC Germany Services GmbH	Germany
ATC GP GmbH (2)	Germany
ATC EH GmbH & Co. KG (3)	Germany
ATC India Infrastructure Private Limited	India
ATC India Tower Corporation Private Limited	India
ATC Indoor DAS Holding LLC	Delaware
ATC Indoor DAS LLC	Delaware
ATC International Coöperatief U.A.	Netherlands
ATC International Holding Corp.	Delaware
ATC IP LLC	Delaware
ATC Iris I LLC	Delaware
ATC Latin America S.A. de C.V., SOFOM, E.N.R.	Mexico
ATC Managed Sites Holding LLC	Delaware
ATC Managed Sites LLC	Delaware
ATC Marketing (Uganda) Limited	Uganda
ATC MexHold LLC	Delaware
ATC Mexico Holding LLC	Delaware
ATC New Mexico LLC	Missouri
ATC Nigeria Coöperatief U.A.	Netherlands
ATC Nigeria C.V.	Netherlands
ATC Nigeria Holding LLC	Delaware
ATC Nigeria Holding II LLC	Delaware
ATC Nigeria Partners C.V.	Netherlands
ATC Nigeria Wireless Infrastructure Limited	Nigeria
ATC On Air + LLC	Delaware
ATC Operations LLC	Delaware
ATC Outdoor DAS, LLC	Delaware
ATC Paris C.V.	Netherlands
ATC Peru Holding LLC	Delaware
ATC Sequoia LLC	Delaware
ATC Sitios de Chile S.A.	Chile
ATC Sitios de Colombia S.A.S.	Colombia
ATC Sitios del Peru S.R.L.	Peru

ATC Sitios Infraco S.A.S.	Colombia
ATC South Africa Investment Holdings (Proprietary) Limited (4)	South Africa
ATC South Africa Wireless Infrastructure (Pty) Ltd (2)	South Africa
ATC South Africa Wireless Infrastructure II (Pty) Ltd	South Africa
ATC South America Holding LLC	Delaware
ATC South LLC	Delaware
ATC Tanzania Holding LLC	Delaware
ATC Telecom Infrastructure Private Limited (5)	India
ATC TEC LLC	Delaware
ATC Telecom Tower Corporation Private Limited	India
ATC Tower (Ghana) Limited (2)	Republic of Ghana
ATC Tower Company of India Private Limited	India
ATC Tower Services LLC	Delaware
ATC TRS I LLC	Delaware
ATC TRS II LLC	Delaware
ATC Uganda Limited (3)	Uganda
ATC Watertown LLC	Delaware
ATS/PCS, LLC	Delaware
ATS-Needham LLC (6)	Massachusetts
BR Towers SPE 1 S.A.	Brazil
California Tower, Inc.	Delaware
Cell Site NewCo II, LLC	Delaware
Cell Tower Lease Acquisition LLC	Delaware
Central States Tower Holdings, LLC	Delaware
CNC2 Associates, LLC	Delaware
Columbia Steel, Inc.	South Carolina
Comunicaciones y Consumos S.A.	Argentina
DCS Tower Sub, LLC	Delaware
Germany Tower Interco B.V.	Netherlands
Ghana Tower InterCo B.V. (7)	Netherlands
Global Tower Assets II, LLC	Delaware
Global Tower Assets III, LLC	Delaware
Global Tower Assets, LLC	Delaware
Global Tower Holdings, LLC	Delaware
Global Tower Properties, LLC	Delaware
Global Tower Services, LLC	Delaware
Global Tower, LLC	Delaware
GLP Cell Site A, LLC	Delaware
GLP Cell Site I, LLC	Delaware
GLP Cell Site II, LLC	Delaware
GLP Cell Site III, LLC	Delaware
GLP Cell Site IV, LLC	Delaware
GLP Guarantor Sub LLC	Delaware
Gondola Tower Holdings LLC	Delaware
GTP Acquisition Partners I, LLC	Delaware
GTP Acquisition Partners II, LLC	Delaware

GTP Acquisition Partners III, LLC	Delaware
GTP Cellular Sites, LLC	Delaware
GTP Costa Rica Finance, LLC	Delaware
GTP Infrastructure I, LLC	Delaware
GTP Infrastructure II, LLC	Delaware
GTP Infrastructure III, LLC	Delaware
GTP Investments LLC	Delaware
GTP LATAM Holdco S.L.	Spain
GTP LATAM Holdings B.V.	Netherlands
GTP LatAm Holdings Coöperatieve U.A.	Netherlands
GTP Operations CR, S.R.L.	Costa Rica
GTP South Acquisitions II, LLC	Delaware
GTP Structures I, LLC	Delaware
GTP Structures II, LLC	Delaware
GTP Structures III, LLC	Delaware
GTP Torres CR, S.R.L.	Costa Rica
GTP Towers Costa Rica Holdcorp S.R.L.	Costa Rica
GTP Towers I, LLC	Delaware
GTP Towers II, LLC	Delaware
GTP Towers III, LLC	Delaware
GTP Towers IV, LLC	Delaware
GTP Towers IX, LLC	Delaware
GTP Towers V, LLC	Delaware
GTP Towers VII, LLC	Delaware
GTP Towers VIII, LLC	Delaware
GTP TRS I LLC	Delaware
GTPI HoldCo, LLC	Delaware
Haysville Towers, LLC (8)	Kansas
HighPointe Management, LLC	Delaware
Iron & Steel Co., Inc.	Delaware
Lap do Brasil Empreendimentos Imobiliários Ltda	Brazil
LAP Inmobiliaria Limitada	Chile
MATC Digital, S. de R.L. de C.V.	Mexico
MATC Infraestructura, S. de R.L. de C.V.	Mexico
MATC Servicios, S. de R.L. de C.V.	Mexico
McCoy Developers Private Limited	India
MHB Tower Rentals of America, LLC	Mississippi
Mid-Atlantic Tower Management, LLC	Delaware
New Towers LLC	Delaware
PCS Structures Towers, LLC	Delaware
Red Spires Asset Sub, LLC	Delaware
Richland Towers - Washington DC, LLC	Delaware
Richland Towers Holdco, LLC	Delaware
Richland Towers Management Mt. Wilson, LLC	Delaware
Richland Towers Management Parkview, LLC	Delaware
Richland Towers Management Pittsburgh, LLC	Delaware

Richland Towers Management, LLC	Delaware
Richland Towers, LLC	Delaware
RTM Boston Holdco, LLC	Delaware
RTM Flint Holdco, LLC	Delaware
RTM Parkview Holdco, LLC	Delaware
RTM Phoenix Holdco, LLC	Delaware
RTM Seattle Holdco, LLC	Delaware
RTM Tower Holdings, LLC	Delaware
SpectraSite Communications, LLC	Delaware
SpectraSite, LLC	Delaware
T7 Ulysses Site Management LLC	Delaware
T8 Ulysses Site Management LLC	Delaware
TeleCom Towers, L.L.C.	Delaware
Tower Management, Inc. (9)	Indiana
Tower Marketco Ghana Limited	Republic of Ghana
Towers of America, L.L.L.P.	Delaware
Transcend Infrastructure Holdings Pte. Ltd.	Singapore
Transcend Infrastructure Private Limited	India
Uganda Tower Interco B.V. (7)	Netherlands
Ulysses Asset Sub I, LLC	Delaware
Ulysses Asset Sub II, LLC	Delaware
Ulysses Ground Lease Funding, LLC	Delaware
Ulysses Ground Lease Holdco, LLC	Delaware
UniSite, LLC	Delaware
UniSite/Omnipoint FL Tower Venture, LLC (10)	Delaware
UniSite/Omnipoint NE Tower Venture, LLC (10)	Delaware
UniSite/Omnipoint PA Tower Venture, LLC (10)	Delaware
Verus Management One, LLC	Delaware
Western Pacific Holdco, LLC	Delaware
Wireless Resource Group, LLC	Oklahoma
WRG Holdings, LLC	Oklahoma

(1)	51% owned by ATC European Holdings, Inc.

(2)	Wholly owned by a majority owned subsidiary.

(3)	Majority interest owned by a majority owned subsidiary.

(4)	74.99% owned by AT Netherlands Coöperatief U.A.

(5)	51% owned by ATC Asia Pacific Pte. Ltd.

(6)	45.24% owned by American Tower, L.P. and 34.76% owned by American Towers LLC.

(7)	51% owned by AT Sher Netherlands Coöperatief U.A.

(8)	66.667% owned by TeleCom Towers, L.L.C.

(9)	50% owned by Global Tower Holdings, LLC

(10)	95% owned by UniSite, LLC.